Note 9: Equity	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 9: Equity

Note 9: Equity

Changes in non-controlling interests that do not result in a change of control, and where there is a difference between fair value and carrying value, are accounted for as equity transactions. A summary of these changes in ownership interests in subsidiaries and the pro-forma effect on Net income attributable to common shareowners had they been recorded through net income is provided below:

(Dollars in millions)	2011	2010	2009
Net income attributable to common shareowners	$4,979	$4,373	$3,829

Transfers to non-controlling interests:
Increase in common stock for sale of subsidiary shares	3	-	-
Decrease in common stock for purchase of subsidiary shares	(54)	(12)	(67)

Net income attributable to common shareowners after transfers to non-controlling interests	$4,928	$4,361	$3,762